                                                                    EXHIBIT 99.1


                               RETENTION AGREEMENT
                               -------------------




July 25, 2006

Robert Pelletier
[ADDRESS]


Dear Bob:

The purpose of this Retention Agreement (hereinafter the Agreement) is to confirm the terms of your resignation from EPIX Pharmaceuticals, Inc. ("EPIX" or "Company") and the Company's offer to make certain payments to you. The Retention Pay described below is contingent on your agreement to and compliance with the terms of this Agreement. The Effective Date of this Agreement shall be the eighth day following the day that you sign it.

1. SEPARATION OF EMPLOYMENT. You acknowledge that you have submitted your resignation as Principal Accounting Officer and Executive Director of Finance, which resignation shall be effective on August 10, 2006 (the "Separation Date"). Until the Separation Date you shall continue to be eligible to participate in Company benefits and shall continue to receive your current salary, accrue vacation time, and vest in your existing option grants. You shall not be eligible for any bonuses, commissions, or other payments, except as set forth in this Agreement.

2. RETENTION PAY. In exchange for the covenants set forth in this Agreement (including your release of claims), and contingent upon your continued employment and performance of your duties until the Separation Date, the Company shall pay you the lump sum amount of $68,667, less applicable withholdings, on the Separation Date. You acknowledge and agree that this payment supersedes and terminates any right you may have to any other payments relating to retention or severance. Notwithstanding the foregoing, in the event that, prior to the Separation Date, your employment is terminated by the Company without Cause or by you for Good Reason, the Company shall pay you the Retention Bonus on the first regular pay date following such termination. For purposes of this section, "Cause" shall mean: (a) your willful and continued failure to substantially perform your assigned duties; or (b) your willful engagement in illegal conduct or gross misconduct which is materially injurious to the Company. For purposes of this Agreement, "Good Reason" shall mean (i) the assignment to you of any duties materially and obviously inconsistent with your position as Principal Accounting Officer and Executive Director of Finance; or (ii) a material reduction in your gross biweekly base salary.

3. CONFIDENTIALITY AND RELATED COVENANTS. You hereby agree and acknowledge that you remain subject to the Invention and Non-Disclosure Agreement (the Inventions Agreement) signed by you on March 3, 2003. The terms of the Inventions Agreement are incorporated herein and shall survive the signing of this Agreement, and you hereby reaffirm your obligation to fully abide by the provisions of the Inventions Agreement. You further agree that you otherwise shall abide by any and all common law and/or statutory obligations relating to protection and non-disclosure of Company's trade secrets and/or confidential and proprietary documents and information.

4.     RELEASE OF CLAIMS.

       (i) You hereby agree and acknowledge that by signing this Agreement and agreeing to the good and valuable consideration provided for in this Agreement, you are waiving your right to assert any form of legal claim against Company(1) whatsoever for any alleged action, inaction or circumstance existing or arising from the beginning of time through the date you sign this Agreement. Your waiver and release herein is intended, to the maximum extent allowed by law. to bar any form of legal claim, charge, complaint or any other form of action (jointly referred to as "Claims") against Company seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys fees and any other costs) against Company, for any alleged action, inaction or circumstance existing or arising through the date you sign this Agreement.

       (ii) Without limiting the foregoing general waiver and release, you specifically waive and release Company from any releasable Claim arising from or related to your employment relationship with Company or the termination thereof, including, without limitation:

       ** Claims under any state or federal discrimination, fair employment practices or other employment related statute, regulation or executive order (as they may have been amended through the Effective Date) prohibiting discrimination or harassment based upon any protected status including, without limitation, race, national origin, age, gender, marital status, disability, veteran status or sexual orientation.

       ** Claims under any other state or federal employment related statute, regulation or executive order (as they may have been amended through the Effective Date) relating to wages, hours, compensation, wage payment, or any other terms and conditions of employment.

       ** Claims under any state or federal common law theory including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud or negligence.

       **     Any other Claim arising under state or federal law of any kind.

       (iii) Notwithstanding the foregoing, this section does not release the Company from any obligation expressly set forth in this Agreement, is not intended to and shall not act as a waiver or release of any claims that you cannot by law waive or release, and does not waive any of your rights to indemnification by the Company.

       (iv) This section does not prohibit you from challenging the validity of this release under the federal Age Discrimination in Employment Act ("ADEA"), filing a charge or complaint of age discrimination with the federal Equal Employment Opportunity Commission ("EEOC"), or participating in any investigation or proceeding conducted by the EEOC. In addition, nothing in this release or this Agreement shall limit EPIX's right to seek immediate dismissal of such charge or complaint on the






-----------

(1) For the purposes of this Section 4, "Company" shall include EPIX Pharmaceuticals, Inc. and any of its divisions, affiliates, subsidiaries, holding companies, and all other related entities, and its and their directors, officers, employees, trustees, agents, successors and assigns.

       basis that your signing of this Agreement constitutes a full release of any individual rights under the ADEA or other laws, or seek recovery from you, to the extent permitted by law, of the consideration provided to you under this Agreement in the event that you successfully challenge the validity of this release and prevail on the merits of a claim under the ADEA or other laws.

       (v) You acknowledge and agree that, but for providing this waiver and release, you would not be receiving the consideration being provided to you under the terms of this Agreement.

5. SUPPLEMENTAL RELEASE. You agree that as a condition of receiving the Retention Pay, you will execute the attached Supplemental Release of Claims on or about the Separation Date.

6. ADEA CONSIDERATION AND RESCISSION PERIODS. You and EPIX acknowledge that you are 40 years of age or older and that you, therefore, have specific rights under the ADEA, which prohibits discrimination on the basis of age. You and the Company further acknowledge and agree that the release set forth above is intended to release any right you may have to file a claim against Company alleging discrimination on the basis of age. Consistent with the provisions of the ADEA, you shall have twenty-one (21) days (the "Consideration Period") from your receipt of this Agreement to consider and accept its terms by signing below, and you are advised to consult with an attorney prior to signing this Agreement. In addition, you may rescind your assent to this Agreement if, within seven (7) days after the date you sign this Agreement (the "Rescission Period"), you deliver a notice of rescission to Philip Chase, EPIX Pharmaceuticals, Inc., 161 First Street, Cambridge, MA 02142. To be effective, such rescission must be hand delivered or postmarked within the seven (7) day period.

7. VOLUNTARY AGREEMENT. You acknowledge that you have been given sufficient time and opportunity to consult with legal counsel for the purpose of reviewing the terms of this Agreement. By executing this Agreement, you are acknowledging that you have been afforded sufficient time to understand the terms and effects of this Agreement, that your agreements and obligations hereunder are made voluntarily, knowingly and without duress, and that neither Company nor its agents or representatives have made any representations inconsistent with the provisions of this Agreement.

8. ENTIRE AGREEMENT/CHOICE OF LAW/FULL AGREEMENT. Except as expressly provided for herein, this Agreement supersedes any and all prior oral and/or written agreements and sets forth the entire agreement between you and Company (but does not supersede or terminate the Consulting Agreement dated July 25, 2006 or the Inventions Agreement). No variations or modifications hereof shall be deemed valid unless reduced to writing and signed by the parties hereto. This Agreement shall take effect as an instrument under seal and shall be governed by and construed in accordance with the laws of Massachusetts. The provisions of this Agreement are severable, and if for any reason any part hereof shall be found to be unenforceable, the remaining provisions shall be enforced in full.

       If the foregoing correctly sets forth our understanding, please sign, date and return the enclosed copy of this Agreement to Philip Chase at EPIX Pharmaceuticals, Inc. within 21 days of the date of this letter.





                                        Very truly yours,

                                        EPIX Pharmaceuticals, Inc.



                                        By: /s/ Andrew Uprichard
                                            -------------------------------
                                            Andrew Uprichard


Confirmed and Agreed:



/s/ Robert Pelletier
-----------------------------
Robert Pelletier

Dated:  July 25, 2006

                         SUPPLEMENTAL RELEASE OF CLAIMS

       I, Robert Pelletier, hereby agree and acknowledge that for the good and valuable consideration set forth in the Retention Agreement dated July 25, 2006, I am waiving my right to assert any form of legal claim against Company(1) whatsoever for any alleged action, inaction or circumstance existing or arising from the beginning of time through the date I sign this Supplemental Release of Claims. I hereby affirm the release I agreed to as part of the Retention Agreement and further agree that such release is valid for all claims existing or arising through the date I am executing this Supplemental Release of Claims. My waiver and release herein is intended to bar any form of legal claim, charge, complaint or any other form of action (jointly referred to as "Claims") against Company seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys fees and any other costs) against Company, for any alleged action, inaction or circumstance existing or arising through the date I sign this Supplemental Release.



_________________________________
Robert Pelletier

Date:  __________________________




















--------------
(1) For the purposes of this Supplemental Release, "Company" shall include EPIX Pharmaceuticals, Inc. and any of its divisions, affiliates, subsidiaries, holding companies, and all other related entities, and its and their directors, officers, employees, trustees, agents, successors and assigns.